Exhibit 99(1)

Hess Reports Estimated Results for the Third Quarter of 2009

Third Quarter Highlights:

  Net Income was $341 million compared with $775 million in third quarter 2008
  Oil and gas production was 420,000 barrels per day, up from 361,000 in third quarter 2008
  Exploration and Production results included after-tax income of $89 million related to the resolution of a U.S. royalty dispute
  Capital and exploratory expenditures were $668 million, down from $1,368 million in the third quarter 2008

NEW YORK--(BUSINESS WIRE)--October 28, 2009--Hess Corporation (NYSE: HES) reported net income of $341 million for the third quarter of 2009 compared with net income of $775 million for the third quarter of 2008. The after-tax results by major operating activity were as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2009	2008	2009	2008
	(In millions, except per share amounts)
Exploration and Production	$397	$699	$548	$2,548
Marketing and Refining	38	161	110	125
Corporate	(33)	(42)	(108)	(114)
Interest expense	(61)	(43)	(168)	(125)

Net income attributable to Hess Corporation	$341	$775	$382	$2,434

Net income per share (diluted)	$1.05	$2.37	$1.17	$7.47

Weighted average number of shares (diluted)	326.0	327.4	325.8	325.7

Exploration and Production earnings were $397 million in the third quarter of 2009 compared with $699 million in the third quarter of 2008. The Corporation’s oil and gas production was 420,000 barrels of oil equivalent per day in the third quarter of 2009, an increase of 16% from the third quarter of 2008. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $56.07 per barrel in the third quarter of 2009 compared with $93.36 per barrel in the third quarter of 2008. The Corporation’s average worldwide natural gas selling price was $4.60 per Mcf in the third quarter of 2009 compared with $7.60 per Mcf in the third quarter of 2008.

Marketing and Refining earnings were $38 million in the third quarter of 2009 compared with $161 million in the third quarter of 2008. Refining operations generated a loss of $3 million in the third quarter of 2009 compared with income of $46 million in the third quarter of 2008 as a result of lower refining margins. Marketing earnings were $35 million in the third quarter of 2009 compared with $110 million in the third quarter of 2008, primarily due to lower margins. Trading activities produced income of $6 million in the third quarter of 2009 and $5 million in the third quarter of 2008.

The following table reflects the total after-tax impact of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Exploration and Production	$89	$-	$45	$-
Marketing and Refining	12	-	12	-
Corporate	-	-	(16)	-
	$101	$-	$41	$-

In the third quarter of 2009, the Corporation recorded after-tax income of $89 million related to the resolution of a royalty dispute on production from certain leases subject to the U.S. Deep Water Royalty Relief Act. The Corporation also recorded a benefit of $12 million due to an income tax adjustment relating to refining operations.

Net cash provided by operating activities was $534 million in the third quarter of 2009 compared with $1,205 million in the third quarter of 2008. Capital and exploratory expenditures for the third quarter of 2009 amounted to $668 million, of which $646 million related to Exploration and Production operations. Capital and exploratory expenditures for the third quarter of 2008 amounted to $1,368 million, of which $1,338 million related to Exploration and Production operations.

At September 30, 2009, cash and cash equivalents totaled $957 million compared with $908 million at December 31, 2008. Total debt was $4,379 million at September 30, 2009 and $3,955 million at December 31, 2008. The Corporation’s debt to capitalization ratio at September 30, 2009 was 25.2 percent compared with 24.2 percent at the end of 2008.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2009	2008	2009
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$7,270	$11,396	$6,751
Equity in income (loss) of HOVENSA L.L.C.	(49)	52	(75)
Other, net	163	(62)	79

Total revenues and non-operating income	7,384	11,386	6,755

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,069	8,164	4,705
Production expenses	460	503	444
Marketing expenses	240	266	245
Exploration expenses, including dry holes
and lease impairment	167	157	312
Other operating expenses	43	62	43
General and administrative expenses	148	170	136
Interest expense	97	68	95
Depreciation, depletion and amortization	626	497	558

Total costs and expenses	6,850	9,887	6,538

Income before income taxes	534	1,499	217
Provision for income taxes	182	725	115

Net income	352	774	102
Less: Net income (loss) attributable to noncontrolling interests	11	(1)	2
Net Income attributable to Hess Corporation	$341	$775	$100

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$3	$(10)	$6
Capitalized interest	1	2	2

Cash Flow Information (*)
Net cash provided by operating activities (**)	$534	$1,205	$616

Capital and Exploratory Expenditures
Exploration and Production
United States	$198	$509	$300
International	448	829	470

Total Exploration and Production	646	1,338	770
Marketing, Refining and Corporate	22	30	15

Total Capital and Exploratory Expenditures	$668	$1,368	$785

Exploration expenses charged to income included above
United States	$22	$56	$52
International	42	35	48

	$64	$91	$100

(*) Reflects the retrospective adoption of a new accounting standard for noncontrolling interests in consolidated subsidiaries
(**) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Nine Months
	2009	2008
Income Statement (*)
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$20,936	$33,754
Equity in income (loss) of HOVENSA L.L.C.	(165)	23
Other, net	240	38

Total revenues and non-operating income	21,011	33,815

Costs and Expenses
Cost of products sold (excluding items shown separately below)	14,956	24,206
Production expenses	1,313	1,421
Marketing expenses	742	766
Exploration expenses, including dry holes
and lease impairment	672	467
Other operating expenses	134	154
General and administrative expenses	444	478
Interest expense	269	200
Depreciation, depletion and amortization	1,670	1,431

Total costs and expenses	20,200	29,123

Income before income taxes	811	4,692
Provision for income taxes	374	2,255

Net income	437	2,437
Less: Net income attributable to noncontrolling interests	55	3
Net Income attributable to Hess Corporation	$382	$2,434

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(1)	$2
Capitalized interest	4	4

Cash Flow Information (*)
Net cash provided by operating activities (**)	$1,775	$4,120

Capital and Exploratory Expenditures
Exploration and Production
United States	$813	$1,645
International	1,362	1,836

Total Exploration and Production	2,175	3,481
Marketing, Refining and Corporate	83	97

Total Capital and Exploratory Expenditures	$2,258	$3,578

Exploration expenses charged to income included above
United States	$127	$162
International	138	134

	$265	$296

(*) Reflects the retrospective adoption of a new accounting standard for noncontrolling interests in consolidated subsidiaries
(**) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES SUPPLEMENTAL FINANCIAL DATA (UNAUDITED) (IN MILLIONS OF DOLLARS)

	September 30,	December 31,
	2009	2008
Balance Sheet Information

Cash and cash equivalents	$957	$908
Other current assets	5,969	6,424
Investments	975	1,127
Property, plant and equipment – net	16,646	16,271
Other long-term assets	3,890	3,859
Total assets	$28,437	$28,589

Current maturities of long-term debt	$136	$143
Other current liabilities	6,332	7,587
Long-term debt	4,243	3,812
Other long-term liabilities	4,719	4,656
Total equity excluding other comprehensive income (loss)	14,834	14,399
Accumulated other comprehensive income (loss)	(1,827)	(2,008)
Total liabilities and equity	$28,437	$28,589

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Third Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$499	$1,293	$1,792
Other, net	137	8	145

Total revenues and non-operating income	636	1,301	1,937
Costs and expenses
Production expenses, including related taxes	106	354	460
Exploration expenses, including dry holes
and lease impairment	56	111	167
General, administrative and other expenses	37	28	65
Depreciation, depletion and amortization	176	426	602

Total costs and expenses	375	919	1,294

Results of operations before income taxes	261	382	643
Provision for income taxes	99	147	246

Results of operations attributable to Hess Corporation	$162	$235	$397

	Third Quarter 2008
	United
	States	International	Total
Sales and other operating revenues	$460	$2,201	$2,661
Other, net	(1)	(70)	(71)

Total revenues and non-operating income	459	2,131	2,590
Costs and expenses
Production expenses, including related taxes	96	407	503
Exploration expenses, including dry holes
and lease impairment	82	75	157
General, administrative and other expenses	41	43	84
Depreciation, depletion and amortization	59	420	479

Total costs and expenses	278	945	1,223

Results of operations before income taxes	181	1,186	1,367
Provision for income taxes	71	597	668

Results of operations attributable to Hess Corporation	$110	$589	$699

	Second Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$358	$1,341	$1,699
Other, net	(3)	60	57

Total revenues and non-operating income	355	1,401	1,756
Costs and expenses
Production expenses, including related taxes	109	335	444
Exploration expenses, including dry holes
and lease impairment	139	173	312
General, administrative and other expenses	33	28	61
Depreciation, depletion and amortization	105	433	538

Total costs and expenses	386	969	1,355

Results of operations before income taxes	(31)	432	401
Provision (benefit) for income taxes	(11)	197	186

Results of operations attributable to Hess Corporation	$(20)	$235	$215

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED) (IN MILLIONS OF DOLLARS)

	Nine Months 2009
	United
	States	International	Total
Sales and other operating revenues	$1,024	$3,598	$4,622
Other, net	132	78	210

Total revenues and non-operating income	1,156	3,676	4,832
Costs and expenses
Production expenses, including related taxes	327	986	1,313
Exploration expenses, including dry holes
and lease impairment	306	366	672
General, administrative and other expenses	97	85	182
Depreciation, depletion and amortization	338	1,267	1,605

Total costs and expenses	1,068	2,704	3,772

Results of operations before income taxes	88	972	1,060
Provision for income taxes	35	477	512

Results of operations attributable to Hess Corporation	$53	$495	$548

	Nine Months 2008
	United
	States	International	Total
Sales and other operating revenues	$1,453	$6,890	$8,343
Other, net	9	(11)	(2)

Total revenues and non-operating income	1,462	6,879	8,341
Costs and expenses
Production expenses, including related taxes	267	1,154	1,421
Exploration expenses, including dry holes
and lease impairment	227	240	467
General, administrative and other expenses	109	111	220
Depreciation, depletion and amortization	175	1,200	1,375

Total costs and expenses	778	2,705	3,483

Results of operations before income taxes	684	4,174	4,858
Provision for income taxes	263	2,047	2,310

Results of operations attributable to Hess Corporation	$421	$2,127	$2,548

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2009	2008	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	73	31	58
Europe	83	80	76
Africa	124	121	124
Asia and other	17	12	16
Total	297	244	274

Natural gas liquids - barrels
United States	12	9	10
Europe	2	4	3
Asia and other	-	-	1
Total	14	13	14

Natural gas - mcf
United States	105	76	92
Europe	120	216	160
Asia and other	429	333	459
Total	654	625	711
Barrels of oil equivalent	420	361	407

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$63.79	$116.14	$55.53
Europe	47.34	83.23	47.41
Africa	54.97	91.72	47.16
Asia and other	67.49	105.58	55.84
Worldwide	56.07	93.36	49.27

Crude oil - per barrel (excluding hedging)
United States	$63.79	$116.14	$55.53
Europe	47.34	83.23	47.41
Africa	67.27	108.49	57.13
Asia and other	67.49	105.58	55.84
Worldwide	61.42	102.80	54.03

Natural gas liquids - per barrel
United States	$36.05	$77.50	$31.03
Europe	43.53	81.84	36.51
Asia and other	44.74	-	35.92
Worldwide	37.27	78.50	32.97

Natural gas - per mcf (including hedging)*
United States	$2.65	$8.57	$3.26
Europe	4.38	10.12	4.53
Asia and other	5.12	5.77	4.82
Worldwide	4.60	7.60	4.56

Natural gas - per mcf (excluding hedging)
United States	$2.65	$8.57	$3.26
Europe	4.38	10.84	4.53
Asia and other	5.12	5.77	4.82
Worldwide	4.60	7.85	4.56
* The after-tax losses from hedging activities were $84 million in the third quarter of 2009, $138 million in the third quarter of 2008 and $83 million in the second quarter of 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2009	2008
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	54	34
Europe	82	82
Africa	125	123
Asia and other	16	14
Total	277	253

Natural gas liquids - barrels
United States	10	10
Europe	3	4
Asia and other	1	-
Total	14	14

Natural gas - mcf
United States	92	84
Europe	153	260
Asia and other	442	346
Total	687	690
Barrels of oil equivalent	406	382

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$56.02	$109.39
Europe	42.80	90.69
Africa	44.98	89.66
Asia and other	56.63	106.09
Worldwide	47.09	93.62

Crude oil - per barrel (excluding hedging)
United States	$56.02	$109.39
Europe	42.80	90.69
Africa	56.59	106.91
Asia and other	56.63	106.09
Worldwide	52.35	102.03

Natural gas liquids - per barrel
United States	$32.38	$72.79
Europe	37.86	84.77
Asia and other	38.49	-
Worldwide	33.90	75.96

Natural gas - per mcf (including hedging)*
United States	$3.19	$9.35
Europe	5.25	9.75
Asia and other	4.88	5.33
Worldwide	4.74	7.48

Natural gas - per mcf (excluding hedging)
United States	$3.19	$9.35
Europe	5.25	10.16
Asia and other	4.88	5.33
Worldwide	4.74	7.64
* The after-tax losses from hedging activities were $249 million for the nine months ended September 30, 2009 and $377 million for the nine months ended September 30, 2008.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Third	Third	Second
		Quarter	Quarter	Quarter
		2009	2008	2009
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$29	$262	$(56)
Provision (benefit) for income taxes		(9)	101	(26)
Results of operations attributable to Hess Corporation		$38	$161	$(30)

Summary of Marketing and Refining Results
Refining		$(3)	$46	$(26)
Marketing		35	110	(13)
Trading		6	5	9
Results of operations attributable to Hess Corporation		$38	$161	$(30)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		253	249	223
Distillates		113	122	126
Residuals		51	46	65
Other		26	43	41
Total		443	460	455

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		384	457	442
HOVENSA - Hess 50% share		192	228	221
Port Reading		65	65	65

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	76.9%	91.3%	88.4%
FCC	150	82.9%	72.8%	71.2%
Coker	58	78.9%	105.4%	91.2%
Port Reading	70	92.2%	92.4%	93.0%

Retail Marketing
Number of retail stations (a)		1,353	1,357	1,355
Convenience store revenue (in millions of dollars) (b)		$313	$279	$300
Average gasoline volume per station (gallons per month) (b)		202	215	209

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Nine Months
		2009	2008
Financial Information (in millions of dollars)

Marketing and Refining Results
Income before income taxes		$135	$198
Provision for income taxes		25	73
Results of operations attributable to Hess Corporation		$110	$125

Summary of Marketing and Refining Results
Refining		$(47)	$46
Marketing		123	102
Trading		34	(23)
Results of operations attributable to Hess Corporation		$110	$125

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		234	236
Distillates		129	140
Residuals		67	54
Other		36	40
Total		466	470

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		412	458
HOVENSA - Hess 50% share		206	229
Port Reading		64	63

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	82.4%	91.5%
FCC	150	75.2%	73.4%
Coker	58	83.6%	98.8%
Port Reading	70	91.1%	90.3%

Retail Marketing
Number of retail stations (a)		1,353	1,357
Convenience store revenue (in millions of dollars) (b)		$868	$793
Average gasoline volume per station (gallons per month) (b)		203	210

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550